Exhibit 10.3
AMENDMENT NO. 1
Dated as of July 27, 2009
in relation to
SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
Dated as of July 28, 2008
THIS AMENDMENT NO. 1 (this “Amendment”) dated as of July 27, 2009, is entered into by and among (i) MEDCO HEALTH RECEIVABLES, LLC, a Delaware limited liability company (the “Seller”), (ii) MEDCO HEALTH SOLUTIONS, INC., a Delaware corporation (the “Servicer”), (iii) the “Conduit Purchasers” identified on the signature pages hereto, (iv) the “Committed Purchasers” identified on the signature pages hereto, (v) the “Managing Agents” identified on the signature pages hereto and (vi) CITICORP NORTH AMERICA, INC., as administrative agent (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS
A. Reference is made to the Second Amended and Restated Receivables Purchase Agreement, dated as of July 28, 2008, among the Seller, the Servicer, the “Conduit Purchasers”, “Committed Purchasers” and “Managing Agents” from time to time parties thereto and the Administrative Agent (as amended, the “Receivables Purchase Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Receivables Purchase Agreement.
B. The parties hereto have agreed to amend the Receivables Purchase Agreement and the Originator Purchase Agreement on the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Amendments to Receivables Purchase Agreement. Effective upon the satisfaction of the conditions specified in Section 4 below, the Receivables Purchase Agreement is amended as follows:
1.1 Section 2.04(e) of the Receivables Purchase Agreement is amended to delete the phrase “, and at all times during any Rating Level 3 Period or any Rating Level 4 Period,”.

1.2 Section 6.03(b) of the Receivables Purchase Agreement is amended and restated in its entirety to read as follows:
“(b) Weekly Reports. During any Rating Level 2 Period, and during any other period when the Originator has a Debt Rating lower than BBB- by S&P or lower than Baa3 by Moody’s, the Servicer shall deliver to each Managing Agent and the Seller, no later than 11:00 a.m., New York City time, on the second Business Day of each calendar week, a Weekly Report containing the information listed in Annex A-2 with respect to the immediately preceding calendar week, and such other information as the Administrative Agent or any Managing Agent may reasonably request.”
1.3 Section 6.03(c) of the Receivables Purchase Agreement is deleted and replaced with the word “[Reserved]”.
1.4 Section 6.03(d) of the Receivables Purchase Agreement is amended and restated in its entirety to read as follows:
“(d) Reports following Termination Event. By no later than 11:00 a.m. (New York City time) on each Business Day after the occurrence of a Termination Event, the Servicer shall deliver to each Managing Agent a Daily Report setting forth Collections received on the previous Business Day and the Outstanding Balance of Eligible Receivables as of the close of business on the previous Business Day, and such other information as the Administrative Agent or any Managing Agent may reasonably request.”
1.5 Section 6.04(a) of the Receivables Purchase Agreement is amended to delete clauses (iii) and (iv) thereof, to delete the comma after clause (ii) thereof, and to insert the word “or” immediately prior to clause (ii).
1.6 Section 6.04(b) of the Receivables Purchase Agreement is amended to delete the words “or a Rating Level 4 Period”.
1.7 Section 6.04(c) of the Receivables Purchase Agreement is amended to delete the words “or any Rating Level 4 Period”.
1.8 Section 6.08 of the Receivables Purchase Agreement is amended to delete the words “(i) any Termination Event or (ii) Rating Level 4 Period” and to substitute therefore the words “any Termination Event”.
1.9 Section 7.01 of the Receivables Purchase Agreement is amended to add the word “or” after clause (t) and to add the following new clause (u) immediately after clause (t):
“(u) the Originator (i) shall have a Debt Rating of BB- or lower by S&P or Ba3 or lower by Moody’s, (ii) shall not have a Debt Rating from S&P or (iii) shall not have a Debt Rating from Moody’s;”

1.10 The definition of “Bad Debt Reserve Percentage” in Schedule I of the Receivables Purchase Agreement is amended and restated in its entirety to read as follows:
“Bad Debt Reserve Percentage” means, as of any Monthly Reporting Date, and continuing until (but not including) the next Monthly Reporting Date, the product of:
[(BDR x NRPB/BPR) x SF]/NRPB

where:

NRPB	=	the Net Receivables Pool Balance as of the close of business of the Servicer on the last day of Current Calculation Period (the “Calculation Date”)

BDR	=	the Bad Debt Reserves as of such Calculation Date

BPR	=	the Outstanding Balance of all Pool Receivables as of such Calculation Date.

SF	=	the Stress Factor.
1.11 The definition of “Concentration Limit” in Schedule I of the Receivables Purchase Agreement is amended to delete the phrase “, Rating Level 3 Period or Rating Level 4 Period”.
1.12 The definition of “Daily Report” in Schedule I of the Receivables Purchase Agreement is amended to replace the reference to “Section 6.03(c)” with a reference to “Section 6.03(d)”.
1.13 The definitions of “Rating Level 3 Period” and “Rating Level 4 Period” in Schedule I of the Receivables Purchase Agreement are deleted.
1.14 The definition of “Scheduled Commitment Termination Date” in Schedule I of the Receivables Purchase Agreement is amended to change the date set forth therein from “July 27, 2009” to “July 26, 2010”.
1.15 The definition of “Stress Factor” in Schedule I of the Receivables Purchase Agreement is amended and restated in its entirety to read as follows:
“Stress Factor” means: (i) during a Rating Level 1 Period, 2.25 and (ii) at any other time, 2.5.
1.16 The definition of “Rebate Deduction Percentage” in Part B of Schedule VIII is amended and restated in its entirety to read as follows:
“Rebate Deduction Percentage” means (i) during a Rating Level 1 Period, 10% and (ii) at any other time, 50%.

SECTION 2. Amendments to Originator Purchase Agreement. Effective upon the satisfaction of the conditions specified in Section 4 below, Section 6.02 of the Originator Purchase Agreement is amended to delete the words “or a Rating Level 4 Period” in each place where such words appear.
SECTION 3. Covenants, Representations and Warranties.
3.1 Upon the effectiveness of this Amendment, each of the Seller and the Servicer hereby reaffirms all covenants, representations and warranties made by it in the Receivables Purchase Agreement and the Originator Purchase Agreement (each as amended hereby) and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.
3.2 Each of the Seller and the Servicer hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Termination Event or event or circumstance which, with the giving of notice or the passage of time, or both, would constitute a Termination Event shall exist under the Receivables Purchase Agreement.
SECTION 4. Conditions Precedent. This Amendment shall become effective as of the date hereof upon satisfaction of the following conditions precedent:
(a) receipt by the Administrative Agent of copies of this Amendment duly executed by the Seller, the Servicer, the Administrative Agent, each Managing Agent and each Purchaser;
(b) receipt by the Administrative Agent of copies of the amended and restated Fee Letter of even date herewith duly executed by the Seller, the Administrative Agent and each Managing Agent;
(c) receipt by the Managing Agents on the date hereof of all fees due and payable by the Seller pursuant to the Fee Letter (as amended and restated).
SECTION 5. Reference to and Effect on the Transaction Documents.
5.1 Upon the effectiveness of this Amendment, each reference in the Receivables Purchase Agreement or the Originator Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Receivables Purchase Agreement or the Originator Purchase Agreement, as applicable, as amended hereby, and each reference to the Receivables Purchase Agreement or the Originator Purchase Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Receivables Purchase Agreement or the Originator Purchase Agreement shall mean and be a reference to the Receivables Purchase Agreement or the Originator Purchase Agreement, as applicable, as amended hereby.

5.2 Except as specifically amended hereby, the Receivables Purchase Agreement, the Originator Purchase Agreement, the other Transaction Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
5.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser, any Managing Agent or the Administrative Agent under the Receivables Purchase Agreement, the Originator Purchase Agreement, the other Transaction Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.
SECTION 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

MEDCO HEALTH RECEIVABLES, LLC, as Seller
By:	/s/ Gabriel R. Cappucci
	Name:	Gabriel R. Cappucci
	Title:	Senior Vice President and Controller

MEDCO HEALTH SOLUTIONS, INC., as Servicer
By:	/s/ Thomas F. Bruscino
	Name:	Thomas F. Bruscino
	Title:	Vice President and Assistant Treasurer

Signature Page to Amendment No. 1

CAFCO, LLC, as a Conduit Purchaser
By:	Citicorp North America, Inc., as Attorney-in-Fact

By:	/s/ Tom Sullivan
	Name:	Tom Sullivan
	Title:	Director; Vice President

CITICORP NORTH AMERICA, INC., as Administrative Agent and as a Managing Agent
By:	/s/ Tom Sullivan
	Name:	Tom Sullivan
	Title:	Director; Vice President

By:	/s/ Marina Danskaya
	Name:	Marina Danskaya
	Title:	Vice President

CITIBANK, N.A., as a Committed Purchaser
By:	/s/ Tom Sullivan
	Name:	Tom Sullivan
	Title:	Director; Vice President

Signature Page to Amendment No. 1

VICTORY RECEIVABLES CORPORATION, as a Conduit Purchaser
By:	/s/ Louis E. Colby
	Name:	Louise E. Colby
	Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Managing Agent
By:	/s/ Aditya Reddy
	Name:	Aditya Reddy
	Title:	Vice President and Manager

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Committed Purchaser
By:	/s/ Brian McNany
	Name:	Brian McNany
	Title:	Authorized Signatory

Signature Page to Amendment No. 1

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser
By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Committed Purchaser
By:	/s/ Michael Eden
	Name:	Michael Eden
	Title:	Director

Signature Page to Amendment No. 1